UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 31, 2010 (August 30, 2010)

Date of Report (Date of earliest event reported)

Pinnacle Data Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-16103	31-1263732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 Port Road

Groveport, Ohio 43125

(Address of principal executive offices)

(614) 748-1150

(Registrant’s Telephone Number, Including Area Code)

NO CHANGE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 30, 2010, Michael R. Sayre resigned from the Board of Directors of Pinnacle Data Systems, Inc. effective October 9, 2010. Mr. Sayre served as a member of the Finance and Transactions Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE DATA SYSTEMS, INC.
(Registrant)

/s/ Nicholas J. Tomashot
Nicholas J. Tomashot, Chief Financial Officer

Dated: August 31, 2010